1Q 2024 Investor Presentation April 30, 2024

2 Safe Harbor This presentation may contain certain forward-looking statements about Arrow Financial Corporation (“Arrow” or the “Company”). Forward-looking statements, as defined in Section 21E of the Securities Exchange Act of 1934, as amended, include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the banking industry or securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged. We are not obligated to revise or update these statements to reflect unanticipated events. This document should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 10-K”), other filings with the SEC, and the first quarter 2024 earnings release issued April 30, 2024.

3 Table of Contents • 1Q 2024 Results and Performance Metrics • Funding Sources, Liquidity and Investments • Non-Interest Income • Non-Interest Expense • Loans • Credit Quality • Capital • Arrow Overview and History

1Q 2024 Results 4

5 1Q 2024 Summary 1Q24 Highlights • Net income of $7.7 million; Earnings per share (EPS) of $0.45 • Gross loans grew approximately $50.5 million or 6.1% on an annualized basis • Deposit balances increased to $3.8 billion, growing $91.5 million, or 2.5% • Net interest margin improved to 2.60% (2.62% FTE), up from 2.53% (2.55% FTE) from the prior quarter • Loan yields increased to 5.01% for 1Q24, up from 4.86% for 4Q23 • Average loan portfolio exit rate at end of 1Q24 reached 5.14% • Cost of funds increased to 2.13% for 1Q24, up from 1.98% for 4Q23 • Average cost of funds exit rate at end of 1Q24 equal to 2.17% • Strong credit quality; Net charge-offs to average loans were 0.04% as compared to 0.05% for the previous quarter • Operating expenses negatively impacted by elevated costs primarily to finalize the 2023 audit and legal fees incurred to reach a settlement in a class action complaint (“Ashe Lawsuit”) - more fully described in Arrow’s 2023 Form 10-K • Repurchased 244,387 shares for $6.0 million during the quarter • Tangible Book Value per Share increased to $21.25 • Announced acquisition of a branch with approximately $40 million in deposits – transaction expected to close in 3Q24, subject to regulatory approval Noteworthy activity post 1Q24 • Reached an agreement in principle to settle Ashe Lawsuit, subject to final documentation and court approval; the terms of the settlement are not material to the financial statements Financial information provided in this document is unaudited. Please refer to the 1Q24 Earnings Release for a reconciliation of any non-GAAP measures.

6 1Q 2024 Consolidated Financial Statements 1 Variances are rounded based on actual whole dollar amounts 2 Pre-tax, pre-provision net revenue per share is a non-GAAP metric and excludes provision for loan losses and income tax expense UNAUDITED Dollars in millions, except per share data Linked Quarter Income Statement 1Q24 4Q23 Fav/(Unfav) Var1 Total Interest Income $ 46.7 $ 44.3 2.4 Total Interest Expense 20.2 18.7 (1.5) Net Interest Income 26.5 25.6 0.9 Non-Interest Income 7.9 7.5 0.4 Non-Interest Expense 24.0 23.2 (0.8) Pre-Tax, Pre-Provision Net Revenue2 $ 10.3 $ 9.9 0.4 Provision for Credit Losses $ 0.6 $ 0.5 (0.1) Pre-Tax Income $ 9.7 $ 9.4 0.3 Income Tax Expense $ 2.0 $ 1.7 (0.3) Reported Net Income $ 7.7 $ 7.7 (0.0) EPS $ 0.45 $ 0.46 (0.01) Balance Sheet 1Q24 4Q23 Var1 Cash & Cash Equivalents $ 282.5 $ 142.5 140.0 Investment Securities 620.0 636.1 (16.1) Loans Receivable, net 3,227.2 3,181.6 45.6 All Other Assets 203.9 209.7 (5.7) Total Assets $ 4,333.6 $ 4,169.9 163.7 Total Deposits $ 3,779.0 $ 3,687.6 91.4 Total Borrowings 131.6 51.6 80.0 Other Liabilities 45.1 50.9 (5.8) Total Liabilities $ 3,955.6 $ 3,790.1 165.5 Equity $ 378.0 $ 379.8 (1.8) Total Liabilities & Equity $ 4,333.6 $ 4,169.9 163.7

7 1Q 2024 Consolidated Financial Statements 1 Variances are rounded based on actual whole dollar amounts 2 Pre-tax, pre-provision net revenue per share is a non-GAAP metric and excludes provision for loan losses and income tax expense UNAUDITED Dollars in millions, except per share data Comparative Quarter Income Statement 1Q24 1Q23 Fav/(Unfav) Var1 Total Interest Income $ 46.7 $ 36.1 10.6 Total Interest Expense 20.2 8.0 (12.2) Net Interest Income 26.5 28.1 (1.6) Non-Interest Income 7.9 6.7 1.2 Non-Interest Expense 24.0 22.3 (1.7) Pre-Tax, Pre-Provision Net Revenue2 $ 10.3 $ 12.5 (2.2) Provision for Credit Losses $ 0.6 $ 1.6 0.9 Pre-Tax Income $ 9.7 $ 10.9 (1.2) Income Tax Expense $ 2.0 $ 2.4 0.3 Reported Net Income $ 7.7 $ 8.6 (0.9) EPS $ 0.45 $ 0.50 (0.05) Balance Sheet 1Q24 1Q23 Var1 Cash & Cash Equivalents $ 282.5 $ 203.5 79.0 Investment Securities 620.0 745.1 (125.1) Loans Receivable, net 3,227.2 2,974.6 252.6 All Other Assets 203.9 191.5 12.5 Total Assets $ 4,333.6 $ 4,114.6 219.0 Total Deposits $ 3,779.0 $ 3,546.3 232.7 Total Borrowings 131.6 167.9 (36.4) Other Liabilities 45.1 37.0 8.1 Total Liabilities $ 3,955.6 $ 3,751.3 204.4 Equity $ 378.0 $ 363.4 14.6 Total Liabilities & Equity $ 4,333.6 $ 4,114.6 219.0

8 Net Interest Margin 2.97% 3.03% 2.65% 2.60% 3.97% 4.00% 4.62% 5.01% 0.10% 0.27% 1.43% 2.06% 2021 2022 2023 1Q24 NIM Average Loan Yield for the Period Shown Cost of Funds 1 1Yield includes the impact of deferred fees and loan origination costs amortization 1Q2024 4Q2023 Loan Origination Avg. Rate 7.53% 7.26% Loan Portfolio Rate at Quarter End 5.14% 5.01% Deposit Exit Rate at Quarter End 1.98% 1.92% 2.90% 3.02% 3.14% 3.08% 2.96% 2.61% 2.53% 2.53% 2.60% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 YTD '24 NIM Trend YTD 2024 Full Tax Equivalent NIM 2.62%

9 Earnings per Share $0.45 Net Interest Margin* 2.60% Profitability Net Revenue $34.3 million Return on Average Assets (ROA) 0.73% Return on Average Equity (ROE) 8.12% $3.26 billion of gross loans 86.2% loan-to-deposit ratio Balance Sheet $3.78 billion of deposits 6.49% wholesale funding ratio 0.97% Allowance for Credit Losses (ACL) 0% digital deposits $21.25 Fully Diluted Tangible Book Value per Share Capital Strong Capital Position Q1 2024 Results *FTE for 1Q24 is 2.62%; 4Q’23 is 2.55%; FY 2023 is 2.67% Arrow GFNB SNB Tier 1 Leverage Ratio 9.63% 8.76% 9.40% CET 1 Capital Ratio 12.84% 13.03% 12.37% Tier 1 Risk-Based Capital Ratio 13.50% 13.03% 12.37%

10 Performance Trends $2.23 $2.41 $2.92 $2.86 $1.77 $0.45 2019 2020 2021 2022 2023 1Q24 Diluted EPS $16.48 $18.32 $20.42 $19.37 $21.06 $21.25 2019 2020 2021 2022 2023 1Q24 Fully Diluted Tangible Book Value 13.17% 12.77% 14.09% 13.55% 8.29% 8.12% 2019 2020 2021 2022 2023 1Q24 Return on Average Equity 1.24% 1.17% 1.28% 1.21% 0.74% 0.73% 2019 2020 2021 2022 2023 1Q24 Return on Average Assets On track to deliver meaningful rebound in EPS and TBV growth in 2024 compared to 2023 History of strong earnings and performance metrics

Funding, Liquidity and Investments 11

12 Deposit Balances – Excl. Brokered CDs 26.5% 25.8% 27.5% 27.0% 25.5% 26.5% 26.6% 27.2% 25.2% 26.5% 24.6% 26.3% 24.3% 27.1% 25.2% 26.8% 23.3% 26.5% 47.0% 49.8% 46.2% 48.7% 47.4% 48.3% 46.7% 49.5% 48.3% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Axis Title Non-Municipal Municipal Business Dollars in billions $3.72 $3.55 $3.80 $3.50 $3.55 $3.50 $3.67 $3.51 $3.60 • Stable deposit franchise with diverse funding sources • Municipal deposits are from county and local governments, including school, water, fire, sewer districts and housing authorities • $175M in brokered CDs obtained in 4Q23, excluded from chart • Subject to three-year swap arrangement • No digital (e.g., bitcoin, etc.) deposit balances

13 Deposit Balances – Excl. Brokered CDs 21.8% 23.3% 24.1% 23.9% 22.3% 21.8% 21.8% 21.5% 19.3% 31.1% 29.5% 29.3% 28.5% 27.0% 24.4% 25.1% 22.8% 25.2% 42.3% 42.4% 41.7% 41.6% 42.2% 43.3% 40.8% 41.8% 41.5% 4.8% 4.8% 4.9% 6.0% 8.5% 10.5% 12.3% 13.9% 13.9% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Axis Title Deposit Balances Time Deposits Savings Deposits Interest-Bearing Checking Noninterest-Bearing Dollars in billions $3.72 $3.55 $3.80 $3.50 $3.55 $3.50 $3.67 $3.51 $3.60 • Increase in overall deposit balances • Migration from low to high-cost products a key driver for slow(er) NIM expansion • Shifting deposit mix contributing to higher interest expense

14 Funding Sources and 1Q2024 Exit Rates • Retail CD pricing currently at 4.75% for six months – lower than the average maturing CD specials for the next six months Dollars in millions Balance Rate Balance Rate Balance Rate Balance Rate Demand (Non-Interest Bearing) $ 294 0.00% $ 395 0.00% $ 7 0.00% $ 697 0.00% Interest Bearing Checking 312 0.06% 247 3.11% 349 0.26% 908 0.97% Savings and Money Market 694 1.06% 243 3.24% 560 4.81% 1,497 2.81% Time Deposits 440 4.18% 24 3.87% 38 2.82% 502 4.06% Total Deposits $ 1,740 1.49% $ 909 1.81% $ 955 3.03% $ 3,604 1.98% Brokered CD's - Net of Swap Effect 175 4.41% Other Borrowings 112 4.44% Junior Subordinated Obligations - TRUPS 20 3.43% Total Deposits and Borrowings $ 1,740 1.49% $ 909 1.81% $ 955 3.03% $ 3,911 2.17% Consumer Business Municipal Total

15 Deposit Rate Analysis Balance Exit Rate Balance Exit Rate Balance Exit Rate Demand (Non-Interest Bearing) $697 0.00% $758 0.00% -$62 0.00% Interest Bearing Checking $908 0.97% $800 1.00% $109 -0.03% Savings and Money Market $1,497 2.81% $1,466 2.73% $31 0.08% Time Deposits $502 4.06% $488 4.01% $14 0.05% Total $3,604 1.98% $3,513 1.92% $91 0.06% 1Q 2024 4Q 2023 Variance Deposit pricing discipline challenged by changes in deposit mix

Liquidity

Total Deposits = $3.78 billion



Uninsured Deposits ~30%
FDIC Insured Deposits ~70%

Uninsured deposit accounts consist of municipal, business and high net worth individuals – many of which have a broad and deep banking relationship with Arrow

- ~ $2.6 billion in deposits are insured
- ~ 10% on-balance sheet liquidity (cash and unencumbered AFS securities) at March 31, 2024
- ~$180 million of unencumbered securities at March 31, 2024
- Available Borrowing Capacity:

Brokered Deposits	$0.7 billion
Borrowing Capacity[1]	$1.3 billion
	$2.0 billion

- Liquidity and borrowing capacity provide in excess of 2X coverage of uninsured deposits
- National Listing Services also available as additional sources of liquidity
- Securities, Mortgage and Auto Loan Portfolios provide steady source of cash flow

Ample coverage of uninsured deposits

[1]FHLB, FRB and other bank lines

16

ARROW Financial Corporation

17 Duration Wtd Avg Remaining LifeCurrent Book Value Market ValueCategoy Unrealized Gain / (Loss) Book Yield • Increase of $4.6M in unrealized losses from December 31, 2023 (impact of higher interest rates) • Book yield increased from 2.33% to 2.35% and duration decreased from 2.68 to 2.58 in the 1Q2024 • Approximately $60M of principal reduction expected by the end of the 2Q2024 Investment Portfolio – AFS and HTM 1 1 Unrealized Gain/(Loss) on HTM for informational purposes only – not reflected in OCI Dollars in thousands March 31, 2024 (38)$ 5.07% 0.91 0.86 (7,251) Agency CMO Municipal - Local Other Total AFS US Treasuries 7.12% 8.35% 2.26% 0 (65) (44,495)$ Market Value 152,749 104,816 14,926 2,994 2,830 14,926 280 935 485,833$ 5,083$ 74,190$ 74,152$ Category 2.58 7,217 6,797 (420) 3.93% 287,641 250,920 (36,721) 1.62% Unrealized Gain / (Loss)1 Book Yield 2.00% Current Book Value 160,000 Total Investments US Agencies 280 1,000 530,328$ 5,315$ Agency MBS (47,685)$ 2.41% 2.61% 124,861$ Agency MBS Agency CMO Municipal Municipal - Local Total HTM 102,022 128,051$ (232)$ (164) Duration 1.67 4.02 3.95 2.94 Wtd Avg Rema ning Life 1.74 4.74 4.66 1.42 0.66 1.35 3.06 5.58 3.31 1.80 2.15 1.48 0.66 1.41 3.06 4.15 2.88 1.67 1.95 658,379$ 610,694$ 2.40% 5.13% 2.72% 2.35% (2,794) 0 (3,190)$

Non-Interest Income 18

19 1Q24 Non-Interest Income • 1Q2024 fees consistent with prior year comparable quarter • Wealth Management benefited primarily from higher AUM due to strong market performance • Other operating income included approximately $500K in gains on non-marketable securities Dollars in thousands March 31, 2024 December 31, 2023 March 31, 2023 Fees for Other Services to Customers $ 2,543 $ 2,725 $ 2,595 Fiduciary Activities/Wealth Management 2,457 2,363 2,275 Insurance Commissions 1,682 1,723 1,520 Other Operating Income 1,176 673 287 Total Noninterest Income $ 7,858 $ 7,484 $ 6,677 Three Months Ended

Non-Interest Expense 20

21 1Q24 Non-Interest Expense • Increase in compensation and benefits related to building out organization for growth • Technology expenses increased to enhance performance and customer experience • Legal and professional expenses increased as a result of the finalization of the financial audit and settlement of the Ashe Lawsuit Dollars in thousands March 31, 2024 December 31, 2023 March 31, 2023 Salaries and Employee Benefits $ 12,893 $ 11,693 $ 11,947 Occupancy Expenses 1,771 1,826 1,628 Technology and Equipment 4,820 4,458 4,417 Advertising & Contributions 205 274 351 Legal & Professional 2,210 1,776 1,740 FDIC Assessment 715 572 479 Fraud Expenses 50 664 29 All Other Expenses 1,348 1,927 1,705 Total Noninterest Expense $ 24,012 $ 23,190 $ 22,296 Three Months Ended

22 Operating Expenses - Efficiency Trends 57.1% 52.8% 54.2% 54.3% 68.8% 2.22% 2.02% 2.00% 2.01% 2.28% 2019 2020 2021 2022 2023 Efficiency Ratio Net Non-interest Expense / Average Assets 2023 impacted by margin compression and elevated expenses due to regulatory filing delays 63.4% 72.7% 69.9% 69.9% 69.5% 2.27% 2.36% 2.26% 2.21% 2.27% 1Q23 2Q23 3Q23 4Q23 1Q24 Efficiency Ratio Net Non-interest Expense / Average Assets 1Q24 expense remain elevated • Higher audit and professional expenses related to finalizing 2023 financial statement audit • Legal costs associated with settlement of Ashe Lawsuit • Higher Salary and Benefit expenses from increased staffing levels and inflation driven compensation adjustments • Expecting lower run-rate as a portion of professional expenses from 1Q24 are non-recurring

Loans 23

24 Loan Balances $2.20 $2.39 $2.37 $2.58 $2.98 $3.21 $3.26 2018 2019 2020 2021 2022 2023 1Q24 Consistent Loan Growth 2023 and 2024 balances exclude $5.8M and $1.2M, respectively, fair value (FV) mark to loan balances Excludes PPP loans Dollars in billions • 1Q24 loan growth > $50 million • 6.1% annualized growth rate ~8% CAGR

25 $316 $350 $357 $358 $442 $497 $544 $555 $921 $1,065 $1,112 $1,126 $946 $1,071 $1,194 $1,218 2021 2022 2023 1Q24 Residential Real Estate (RRE) Consumer Commercial Real Estate (CRE) Commercial (C&I) $2,668 $2,983 $3,207 $3,257 Loan Balances Dollars in millions Consistent Loan Growth Across Multiple Portfolios Excludes all PPP loans CRE excludes owner-occupied real estate loans Owner-occupied real estate loans shown as part of the C&I portfolio RRE and total loans do not include FV hedge mark of $1.2M

26 Loan Yields Steadily Increasing $2.60 $2.64 $2.64 $2.66 $2.67 $2.74 $2.85 $2.93 $2.98 $3.01 $3.07 $3.14 $3.21 $3.26 3.94% 3.90% 4.04% 4.08% 3.82% 3.90% 3.85% 4.09% 4.13% 4.32% 4.57% 4.70% 4.86% 5.01% 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Loan Portfolio Yields experiencing meaningful increase during 1Q24, continuing trend from 2023 Loan Balance Average Loan Portfolio Yield for the Periods Shown Dollars in billions Pre 2020 4.95% 2020 4.29% 2021 3.84% 2022 4.73% 2023 6.77% 2024 7.53% Rate by Vintage • ~50% of balances are 2022-2024 vintages • Loan rates averaged 5.14% as of March 31, 2024 • Increases in loan rates exceeded increases in deposit costs 1Yield includes the impact of deferred fees and loan origination costs amortization 1

27 Loan Portfolio Composition Commercial (C&I) 11.0% Commercial Real Estate 17.0% Consumer 34.6% Residential Real Estate 37.4% • No single relationship represents more than ~1.75% of total loans as of March 31, 2024 • CRE concentration ratio of ~125% of risk-based capital • CRE loans not in major metropolitan areas • C&I portfolio can be a source of deposit growth Total Loan Portfolio ~ $3.26 billion Commercial (C&I) includes owner-occupied real estate loans

Consumer Loan Portfolio



Dollars in millions
3.95% 3.94% 3.92% 3.93% 3.87% 3.84% 3.83% 4.10% 4.02% 4.26% 4.61% 4.83% 5.11% 5.36%
$860 $861 $893 $921 $921 $977 $1,031 $1,056 $1,065 $1,073 $1,088 $1,108 $1,112 $1,126
4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24
Period-End Loan Balance
Average Loan Portfolio Yield[1] for the Period Shown

Portfolio rates at March 31, 2024 - 5.70%
Average origination rate for 1Q24 - 7.90%
Rate excludes the impact of deferred fees/loan origination costs

- 99.6% of the portfolio, or $1.12 billion are collateralized auto loans; only $4 million in unsecured personal loans
- Auto loans sourced through a network of >480 dealers in New York and Vermont with customers extending beyond those states
- Loans are underwritten/credit scored by Arrow
- Essentially 100% of auto loans are fully amortizing, fixed rate loans
- > 73% of auto loan balances have customers with FICO scores >700
- Average portfolio FICO score is 740; Average debt to income ratio ~31%; average LTV[2] is 87%
- Less than 3% of indirect loans have FICO scores < 620
- Annual losses over last 5 years were 9-20 bps
- ~29% new, ~71% used vehicles exposure

[1]Yield includes the impact of deferred fees and loan origination costs amortization
[2]Based on MSRP or used National Automobile Dealers Association (NADA) retail value at time of origination

28
ARROW Financial Corporation

Commercial Real Estate Portfolio


Dollars in millions
3.66%
4.90%
5.08%
5.19%
4.88%
5.07%
$393
$407
$412
$431
$442
$441
$455
$468
$497
$507
$519
$529
$543
$555
4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24
Period-End Loan Balance
Average Loan Portfolio Yield[1] for the Period Shown

Portfolio rates trending upward
March 31, 2024 - 5.34%
Rate excludes the impact of deferred fees/loan origination costs

- **CRE loans extended to businesses / borrowers primarily located in our regional market area**
- **No CRE exposure to large metropolitan areas – e.g., no NYC exposure**
- **As of March 31, 2024:**
  - **~$124 million, or ~22%, of CRE loans are variable-rate loans or are fixed-rate loans that reprice within 12 months**
  - **Non-owner occupied Office exposure accounted for ~11% of CRE and ~2% of total loans**
  - **Non-owner occupied Retail exposure accounted for ~15% of CRE and ~2% of total loans outstanding**
  - **Total Hotels and Motels exposure accounted for ~24% of CRE and ~4% of total loans outstanding**
  - **The majority of the remaining CRE exposure is comprised of multi-family and other residential investment properties**

[1] Yield includes the impact of deferred fees and loan origination costs amortization

29 Commercial real estate excludes owner-occupied real estate loans

ARROW Financial Corporation

30 Commercial (C&I) Portfolio $305 $301 $312 $312 $316 $334 $346 $350 $350 $344 $352 $354 $359 $358 4.17% 4.35% 4.57% 4.89% 5.38% 5.53% $200 $250 $300 $350 $400 $450 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Period-End Loan Balance Average Loan Portfolio Yield for the Period Shown Dollars in millions • C&I loans extended to businesses/ borrowers primarily located in our regional market area • C&I portfolio a potential source for deposit acquisition • As of March 31, 2024: – ~$57 million, or ~16%, of C&I loans are variable-rate loans or are fixed-rate loans that reprice within 12 months 1Yield includes the impact of deferred fees and loan origination costs amortization Commercial (C&I) includes owner-occupied real estate loans 1 Portfolio exit rates trending upward 1Q24 at 5.14% vs 4Q23 at 5.10% Rate excludes the impact of deferred fees/loan origination costs

Residential Real Estate Loans

Dollars in millions



3.83% 3.79% 3.77% 3.76% 3.73% 3.71% 3.70% 3.78% 3.80% 4.10% 4.17% 4.25% 4.52% 4.57%
$923 $908 $911 $930 $946 $967 $1,012 $1,051 $1,071 $1,081 $1,111 $1,148 $1,194 $1,218
4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24
Period-End Loan Balance
Average Loan Portfolio Yield[1] for the Period Shown

- **1Q24 yields include ~19bps related to FV balance sheet hedge**
- **One-to-four family residential real estate secured by first or second mortgages on residences and home equity lines located in our market area**
- **LTV generally does not exceed 80% at time of origination (lower of purchase price or appraised value)**
- **Loans exceeding 80% LTV at origination require private mortgage insurance or other guarantees**
- **~ $60MM, or 5%, of residential loan portfolio is for construction purposes**
- **~10% of the portfolio are home equity lines**
- **As of March 31, 2024:**
  - **~27% of portfolio subject to adjustable rates**
  - **~73% of portfolio is fixed**

As of March 31, 2024, the average Residential Mortgage portfolio rate was ~4.13% and the Home Equity Line portfolio rate was ~7.45%, resulting in overall portfolio rate of ~4.41%

Rates exclude the impact of deferred fees/loan origination costs

RRE loan balances exclude FV hedge mark

[1]Yield includes the impact of deferred fees and loan origination costs amortization

31

ARROW Financial Corporation

Credit Quality and Capital 32

33 Credit Quality 0.25% 0.44% 0.40% 0.37% 0.21% 0.20% 0.66% 0.66% 2020 2021 2022 1Q23 2Q23 3Q23 4Q23 1Q24 Non-Performing Loans (NPL) / Gross Loans Dollars in millions $6.4 $11.7 $12.0 $11.2 $7.1 $6.9 $21.2 $21.4 • ~$15.3M Commercial Loan relationship went into non-accrual status in 4Q23  Strong collateral position; no loss anticipated  Forbearance negotiation ongoing; expecting agreement and resumption of payments by end of 2Q24 • Charge-offs were 4 bps in 1Q24 – trending favorably, low by historical standards • Excluding large NPL relationship, allowance for credit losses coverage ratio of NPLs is ~510% Well reserved and collateralized portfolio • One NPL relationship • Well collateralized • No specific reserve required 0.47% 0.19%

34 Allowance for Credit Losses Provision for Credit Losses $617K

35 Fully Diluted Tangible Book Value (TBV) Share Repurchases – reaching previously authorized limit •244,387 shares during 1Q24 at avg. price of $24.27 (~$6.0 million) •Additional 18,924 shares in April 2024 New buy-back authorization of $5 million approved by Arrow Board of Directors TBV growth despite challenging economic environment and aggressive share repurchase activity

36 Capital Position 9.63% 12.84% 13.50% 14.57% 8.24% 9.84% 13.00% 13.66% 14.74% 8.60% 4.00% 4.50% 6.00% 8.00% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 16% Tier 1 Leverage Ratio Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tangible Common Equity Capital Ratios – Arrow Minimum Regulatory Capital Ratios 2023 Q1 2024 1Q’24 Capital impacted by balance sheet growth and share repurchases

Overview and History 37

38 Our Profile Insurance Offices Bank Branches 937 • Multi-Bank Holding company • Glens Falls National Bank and Trust Company • Saratoga National Bank and Trust Company • Upstate Agency, LLC • Wealth Management Services • $4.3 billion in assets • 500 plus employees • Primary service area population of more than 1.1 million

39 Financial Snapshot 2019 2020 2021 2022 2023 1Q2024 Total assets $3,184,275 $3,688,636 $4,027,952 $3,969,509 $4,169,868 $4,333,623 Loans $2,386,120 $2,595,030 $2,667,941 $2,983,207 $3,212,908 $3,258,758 Loan-to-deposit ratio 91.2% 80.2% 75.1% 85.3% 87.1% 86.2% Return on average assets 1.24% 1.17% 1.28% 1.21% 0.74% 0.73% Efficiency ratio 57.08% 52.80% 54.16% 54.26% 68.81% 69.54% Net interest margin 3.05% 2.99% 2.97% 3.03% 2.65% 2.60% Tier 1 Leverage Ratio 9.98% 9.07% 9.20% 9.80% 9.84% 9.63% Return on average equity 13.17% 12.77% 14.09% 13.55% 8.29% 8.12% Tangible book value per share $16.48 $18.32 $20.41 $19.37 $21.06 $21.25 Net interest income $88,049 $99,202 $110,355 $118,343 $104,832 $26,455 Net income $37,475 $40,827 $49,857 $48,799 $30,075 $7,660 EPS (fully diluted) $2.23 $2.41 $2.92 $2.86 $1.77 $0.45 Dollars in thousands, except per share amounts

40 Our History 1851 Glens Falls Bank opened for business in a newly constructed building on Ridge Street. 1932 1912 > 1949 Changed name to Glens Falls National Bank and Trust Company. Broke ground at 250 Glen Street — our current headquarters. > 1965 addition 1981 Glens Falls National Bank (GFNB) went public on NASDAQ as GFAL. 1983 Formed Arrow Bank Corporation (now Arrow Financial Corporation) and trading began on NASDAQ as AROW.

41 Our History 1988 Formed Saratoga National Bank and Trust Company (SNB) and expanded footprint 1999 Surpassed $1 billion in assets 2004 2021 Bought first insurance agency Topped $4 billion in assets. 2018 Consolidated our insurance business into the Upstate Agency brand. 2012 Reached $2 billion in assets. 2001 Added to the Russell 2000 Index

42 President and Chief Executive Officer Mr. DeMarco joined the Company in 1987 as a commercial lender and since that time has served in positions of increasing responsibility within the organization. In 2012, he was named President and CEO of Saratoga National Bank. In May 2023, he was named President and CEO of Arrow Financial Corporation and Glens Falls National Bank. He holds a bachelor’s degree in finance from the University of Texas at Austin. Mr. DeMarco is a graduate of the Adirondack Regional Chamber of Commerce’s Leadership Program and the Stonier Graduate School of Banking. He serves as a Director of the Company and its subsidiary banks and sits on the boards of various non-profits dedicated to healthcare and economic development. David S. DeMarco, President and CEO

43 Experienced Leadership Team Mr. Kaiser joined the Company in 2001 as Vice President and Commercial Loan Officer. He served as Corporate Banking Manager and was later promoted to Senior Vice President, before being named Chief Credit Officer in 2011, followed by promotions to Executive Vice President and Senior Executive Vice President. Prior to joining the Company, he spent 15 years in the Capital Region as a Commercial Loan Officer. Mr. Kaiser has a bachelor’s degree in business administration from Siena College. Mr. Kaiser actively serves on boards of numerous community organizations. David D. Kaiser, Senior Executive Vice President and CCO Mr. Ivanov joined the Company in 2023 with more than 30 years of experience in Financial Planning & Analysis, Controllership, SOX, Financial Reporting and Treasury. Mr. Ivanov previously served as CFO for Bankwell Financial Group, helping it almost double in size over six-plus years to $3.3 billion. He has held CFO positions at Darien Rowayton Bank and for Doral Bank’s U.S. Operations. He began his career with Ernst & Young and held accounting/ finance positions at PepsiCo, GE Capital and Bridgewater Associates. Mr. Ivanov holds an MBA and bachelor’s degree in accounting and finance from the University of South Florida. He is also Six Sigma Black Belt certified. Penko Ivanov, Senior Executive Vice President, CFO, Treasurer and CAO Mr. Wise joined the Company in 2016 as Senior Vice President of Administration for Glens Falls National Bank. He has since been promoted to Senior Executive Vice President and Chief Risk Officer of the Company. He has more than 30 years of experience building and leading both community banks and bank-owned insurance agencies. Mr. Wise previously served as Vice President and CISO for The Adirondack Trust Company and acted as Executive Vice President, COO for Wise Insurance Brokers, Inc. He has extensive experience in designing, implementing and managing workflows and delivering operational efficiency. He holds a bachelor’s degree from Boston University’s School of Management. Andrew J. Wise, Senior Executive Vice President and CRO

44 Experienced Leadership Team Ms. Pancoe joined the Company in 2018 as Director of Human Resources. In her current role as Chief Human Resources Officer, she has executive oversight of the Company’s human resource strategies, which includes organizational design and succession planning, talent acquisition and retention, performance management, professional development and compensation and benefits. Prior to joining the Company, Ms. Pancoe held various human resource management roles within the power generation and engineering services industry. Ms. Pancoe holds a bachelor’s degree in psychology from Clark University in Worcester, MA, and an MBA from the University at Albany. In addition, she maintains a certified professional human resources designation. Brooke Pancoe, Executive Vice President, Chief Human Resources Officer Mr. Yrsha joined the Company in 2015. He currently is the Chief Banking Officer and oversees the strategic direction of the Retail Banking unit, which includes retail deposits and lending, business development, consumer payments, business services, municipal banking, as well as small business and retail lending. In addition, Marc oversees the Wealth Management division and Marketing. Prior to joining our Company, Mr. Yrsha spent time in retail leadership, retail and commercial lending at large regional and community banks within the Arrow footprint. Mr. Yrsha is active in the community serving in leadership roles on a variety of boards. He is a graduate of Castleton University in Vermont and the Adirondack Regional Chamber of Commerce’s Leadership Adirondack Program. Marc Yrsha, Senior Executive Vice President, Chief Banking Officer Mr. Jacobs joined Glens Falls National Bank in 2003 as Information Systems Manager. He was later promoted to Senior Vice President and then Executive Vice President. As Chief Information Officer, Mr. Jacobs guides the Company’s strategic technology plans. He has more than 30 years of experience in the community banking industry, having previously served as Operations Manager at Cohoes Savings Bank and Item Processing Manager at Hudson River Bank and Trust. Mr. Jacobs earned a bachelor’s degree in finance from Siena College and an associate degree in business administration from Hudson Valley Community College. Michael Jacobs, Executive Vice President, Chief Information Officer

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